Exhibit 99.1
Second quarter earnings increase 27 percent from prior year levels

BBVA Compass Bancshares, Inc. reports earnings of $277 million for first half of 2015

◦	Total loans end the quarter at $60.2 billion, up 11 percent from prior year levels

◦	Total deposits increase 8 percent to $62.5 billion, spurred by a 17 percent increase in noninterest bearing deposits

◦	Total revenue increases 3 percent, fueled by a 9 percent increase in income from fee-based businesses; disciplined expense management drives 2 percent decline in expenses

◦	Key credit quality metrics remain healthy; net charge-off ratio at 18 basis points, nonperforming loan ratio at 77 basis points and coverage ratio strong at 155 percent

HOUSTON, July 31, 2015 - BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income attributable to shareholder of $277 million for the first six months of 2015, a 25 percent increase compared to $222 million earned during the first six months of 2014. Return on average assets and return on average tangible equity1 for the first six months of 2015 were 0.65 percent and 7.99 percent, respectively.
Net income attributable to shareholder for the second quarter of 2015 was $136 million, a 27 percent increase from the $107 million earned during the second quarter of 2014. Return on average assets and return on average tangible equity1 for the second quarter of 2015 were 0.62 percent and 7.74 percent, respectively.
“BBVA Compass delivered strong results highlighted by robust balance sheet growth and positive revenue generation,” said Manolo Sánchez, chairman and CEO of BBVA Compass. “Strong commercial activity was the driver behind the 11 percent increase in total loans while total deposits increased eight percent, spurred by a 17 percent increase in noninterest bearing demand deposits.”
“Moreover, this growth reflects the tremendous transformation at BBVA Compass that has allowed us to expand our capabilities, while simultaneously providing our customers the real-time solutions they desired,” Sánchez said. “Digital change is coming to the banking industry, just as it has to many others, and we are committed to being at the forefront, serving a broader array of clients with a broader array of banking solutions.”
Total revenue increased three percent as both net interest income and noninterest income posted positive results. Net interest income increased one percent from prior year levels while income from fee-based businesses grew nine percent. At the same time, expenses were well contained as noninterest expense declined two percent.
Sánchez noted that strong balance sheet growth occurred while maintaining sound risk standards. Net charge-offs as a percentage of average loans at 18 basis points for the first half of 2015 are at historical lows, while the ratio of nonperforming loans to total loans at 77 basis points is unchanged from year ago levels. At the same time, the coverage ratio of nonperforming loans remains strong at 155 percent.
“All of our portfolios continue to perform well and within our expectations, including our energy portfolio,” Sánchez said. “Energy represents less than six percent of our total loans outstanding and is well-diversified between oil and gas. While energy prices at current levels present a challenge to the energy sector, at this point we have not seen any deterioration in our portfolio that gives us undue concern.”
“Equally important, energy companies overall are proactively managing their financial position to adjust to this period of sustained low energy prices. Having been in this business since 1994, we believe our seasoned, in-house team of lenders and engineers have built a conservatively underwritten and well-collateralized portfolio designed to withstand the various cycles experienced by this sector.”
Total shareholder’s equity ended the second quarter of 2015 at $12.2 billion, a three percent increase from $11.8 billion at the end of the second quarter of 2014. Each of the company’s regulatory capital ratios remain significantly above ‘well-capitalized’ guidelines.

During the second quarter BBVA Compass launched BBVA Compass ClearChoice Free Checking, the first product to roll out under the bank’s new “banking on a brighter future” tagline. The account features no monthly service charge, no minimum balance requirements, unlimited check writing, complimentary online and mobile banking with bill pay, mobile alerts and other features.
BBVA Compass also announced the launch of BBVA Wallet, a digital wallet that gives customers a convenient way to monitor and safeguard their BBVA Compass credit and debit cards. BBVA Wallet provides customers a real-time view of their card transactions and the ability to temporarily or permanently deactivate lost or stolen credit cards. The service is available as an app for both iPhone and Android devices.
1 Average tangible equity is a non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.

Contact details:
Christina Anderson	Ed Bilek
Corporate Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass Bancshares, Inc. is a Sunbelt-based bank holding company whose principal subsidiary, BBVA Compass, operates 672 branches, including 341 in Texas, 89 in Alabama, 77 in Arizona, 62 in California, 45 in Florida, 38 in Colorado and 20 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (5th). BBVA Compass’ mobile app recently earned the Mobile Banking Leader in Functionality Award for the second consecutive year in the Javelin Strategy & Research’s Mobile Banking Financial Institution Scorecard. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.
About BBVA Group

Europe
Belgium / France / Germany / Italy / Portugal / Russia / Spain / Switzerland / Turkey / U.K.
North America
Mexico / USA
Asia - Pacific
Australia / China / Hong Kong / India / Indonesia / Japan / Singapore / South Korea / Taiwan / UAE
South America
Argentina / Bolivia / Brazil / Chile / Colombia / Paraguay / Peru / Uruguay / Venezuela

€ 689	51	31	8,135	24,337	114,228
billion in total assets	million customers*	countries	branches	ATMs	employees

* Catalunya Banc is not included

Data as of June 2015. Garanti not included.

BBVA Compass Bancshares, Inc. is a wholly owned subsidiary of BBVA (NYSE: BBVA) (MAD: BBVA). BBVA is a customer-centric global financial services group founded in 1857. The Group has a solid position in Spain, is the largest financial institution in Mexico and has leading franchises in South America and the Sunbelt region of the United States. Its diversified business is geared toward high-growth markets and relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. The Group is present in the main sustainability indexes. More information about the BBVA Group can be found at bbva.com.
On April 15, 2015, BBVA filed its annual report on Form 20-F for the year ended December 31, 2014, with the Securities and Exchange Commission. A copy can be accessed on the BBVA website at http://shareholdersandinvestors.bbva.com/TLBB/tlbb/bbvair/ing/share/adrs/index.jsp. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2014, including its complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2015, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,		%	Six Months Ended June 30,		%
	2015	2014	Change	2015	2014	Change
EARNINGS SUMMARY
Net interest income	$491,982	$498,774	(1)	$1,001,011	$994,073	1
Noninterest income [a]	234,739	213,981	10	453,726	417,333	9
Total revenue [a]	726,721	712,755	2	1,454,737	1,411,406	3
Investment securities gain, net	27,399	21,464	28	60,231	37,898	59
Loss on prepayment of FHLB advances	(3,569)	—	NM	(6,118)	(458)	NM
Provision for loan losses	46,149	45,252	2	88,180	82,518	7
Noninterest expense	519,636	545,262	(5)	1,042,355	1,064,129	(2)
Pretax income	184,766	143,705	29	378,315	302,199	25
Income tax expense	48,116	36,130	33	99,898	79,697	25
Net income	136,650	107,575	27	278,417	222,502	25
Net income attributable to noncontrolling interests	590	504	17	1,247	957	30
Net income attributable to shareholder	$136,060	$107,071	27	$277,170	$221,545	25

SELECTED RATIOS
Return on average assets	0.62%	0.57%		0.65%	0.60%
Return on average tangible equity [b]	7.74	6.52		7.99	6.85
Average common equity to average assets	13.92	15.56		14.08	15.69
Average loans to average total deposits	95.41	93.7		95.04	93.89
Tier I capital ratio [c]	10.59	11.27		10.59	11.27
Total capital ratio [c]	13.24	13.34		13.24	13.34
Leverage ratio [c]	8.74	9.68		8.74	9.68
[a] Excludes net gain on sales of investment securities and loss on prepayment of FHLB advances.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated. Figures for 2015 calculated using the applicable Transitional Basel III regulatory capital methodology. Figures for 2014 calculated using the applicable Basel I regulatory capital methodology in place at that time.

NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Six Months			Ending Balance
	Ended June 30,		%	Ended June 30,		%	June 30,		%
	2015	2014	Change	2015	2014	Change	2015	2014	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$59,746,217	$53,924,258	11	$59,282,211	$52,939,163	12	$60,202,842	$54,297,672	11
Total investment securities	11,536,999	10,342,192	12	11,461,944	10,269,762	12	11,767,559	10,420,429	13
Earning assets	76,072,410	64,375,186	18	74,886,131	63,316,324	18	77,170,603	64,864,449	19
Total assets	87,865,950	76,004,941	16	86,484,229	74,689,351	16	88,470,749	75,747,100	17
Noninterest bearing demand deposits	18,988,231	16,342,035	16	18,463,787	15,999,415	15	19,048,273	16,321,003	17
Interest bearing transaction accounts	30,727,865	28,211,266	9	31,074,124	27,645,278	12	30,448,569	28,629,221	6
Total transaction accounts	49,716,096	44,553,301	12	49,537,911	43,644,693	14	49,496,842	44,950,224	10
Total deposits	62,622,309	57,549,565	9	62,373,147	56,386,091	11	62,499,369	58,118,406	8
Shareholder's equity	12,233,122	11,823,834	3	12,175,099	11,720,415	4	12,227,062	11,849,538	3

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2015		2014
	June 30	March 31	December 31	September 30	June 30
NONPERFORMING ASSETS
Nonaccrual loans [b]	$395,350	$357,539	$322,654	$344,937	$341,807
Loans 90 days or more past due [a]	69,710	70,750	71,454	76,196	76,219
TDRs 90 days or more past due	1,224	820	1,722	991	629
Total nonperforming loans [b]	466,284	429,109	395,830	422,124	418,655
Other real estate owned, net (OREO)	20,188	17,764	20,600	17,058	21,113
Other repossessed assets	4,255	3,823	3,920	$3,618	$2,796
Total nonperforming assets	$490,727	$450,696	$420,350	$442,800	$442,564

TDRs accruing and past due less than 90 days	$155,592	$157,252	$161,261	$170,789	$177,630

Covered loans [c]	473,842	488,560	495,190	580,756	613,152
Covered nonperforming loans [c]	44,664	45,581	48,071	56,221	59,331
Covered nonperforming assets [c]	47,085	47,598	51,989	59,609	62,824

Total nonperforming loans as a % of loans	0.77%	0.73%	0.69%	0.76%	0.77%
Total nonperforming loans as a % of loans, excluding covered loans	0.71	0.66	0.61	0.67	0.67
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	0.81	0.77	0.73	0.80	0.81
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets, excluding covered assets	0.74	0.69	0.65	0.70	0.71
[a] Excludes loans classified as troubled debt restructuring (TDRs).
[b] Includes loans held for sale.
[c] Covered assets includes loans and OREO acquired from the FDIC subject to loss sharing agreements.

	Three Months Ended
	2015		2014
	June 30	March 31	December 31	September 30	June 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$701,864	$685,041	$695,878	$714,760	$707,665
Net charge-offs (NCO)	26,542	25,208	30,751	22,751	38,157
Provision for loan losses	46,149	42,031	19,914	3,869	45,252
Balance at end of period	$721,471	$701,864	$685,041	$695,878	$714,760

Allowance for loan losses as a % of total loans	1.20%	1.20%	1.19%	1.27%	1.32%
Allowance for loan losses as a % of nonperforming loans [a]	154.73	163.56	173.06	164.85	170.73
Allowance for loan losses as a % of nonperforming assets [a]	147.02	155.73	162.97	157.15	161.50

Annualized as a % of average loans:
NCO - QTD	0.18	0.17	0.22	0.16	0.28
NCO - YTD	0.18	0.17	0.22	0.23	0.26
[a] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,
	2015			2014
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$59,746,217	$545,701	3.66%	$53,924,258	$533,572	3.97%
Investment securities available for sale [a]	10,108,556	49,493	1.96	8,833,591	50,085	2.27
Investment securities held to maturity	1,371,906	10,000	2.92	1,463,642	10,066	2.76
Other earning assets	4,789,194	15,195	1.27	108,736	622	2.29
Total earning assets [a]	76,015,873	620,389	3.27	64,330,227	594,345	3.71
Allowance for loan losses	(704,594)			(707,222)
Unrealized gain (loss) on securities available for sale	56,537			44,959
Other assets	12,498,134			12,336,977
Total assets	$87,865,950			$76,004,941

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,268,321	$2,888	0.16	$7,244,052	$3,098	0.17
Savings and money market accounts	23,459,544	21,307	0.36	20,967,214	20,000	0.38
Certificates and other time deposits	12,719,337	40,911	1.29	12,876,734	37,748	1.18
Foreign office deposits	186,876	95	0.20	119,530	55	0.18
Total interest bearing deposits	43,634,078	65,201	0.60	41,207,530	60,901	0.59
FHLB and other borrowings	6,000,934	27,540	1.84	4,100,456	16,184	1.58
Federal funds purchased and securities sold under agreement to repurchase	884,282	1,702	0.77	876,593	437	0.20
Other short-term borrowings	4,387,467	15,291	1.40	17,282	96	2.23
Total interest bearing liabilities	54,906,761	109,734	0.80	46,201,861	77,618	0.67
Noninterest bearing deposits	18,988,231			16,342,035
Other noninterest bearing liabilities	1,737,836			1,637,211
Total liabilities	75,632,828			64,181,107
Shareholder's equity	12,233,122			11,823,834
Total liabilities and shareholder's equity	$87,865,950			$76,004,941

Net interest income/ net interest spread		510,655	2.47%		516,727	3.04%
Net yield on earning assets			2.69%			3.22%

Total taxable equivalent adjustment		18,673			17,953

Net interest income		$491,982			$498,774
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Six Months Ended June 30,
	2015			2014
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$59,282,211	$1,103,590	3.75%	$52,939,163	$1,054,164	4.02%
Investment securities available for sale [a]	10,033,989	99,223	1.99	8,743,587	101,079	2.33
Investment securities held to maturity	1,366,182	19,663	2.90	1,484,405	20,439	2.78
Other earning assets	4,141,976	25,805	1.26	107,399	1,188	2.23
Total earning assets [a]	74,824,358	1,248,281	3.36	63,274,554	1,176,870	3.75
Allowance for loan losses	(698,100)			(704,997)
Unrealized gain (loss) on securities available for sale	61,773			41,770
Other assets	12,296,198			12,078,024
Total assets	$86,484,229			$74,689,351

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,450,170	$5,925	0.16	$7,366,899	$6,095	0.17
Savings and money market accounts	23,623,954	48,205	0.41	20,278,379	35,666	0.35
Certificates and other time deposits	12,667,221	80,556	1.28	12,620,073	72,239	1.15
Foreign office deposits	168,015	168	0.20	121,325	117	0.19
Total interest bearing deposits	43,909,360	134,854	0.62	40,386,676	114,117	0.57
FHLB and other borrowings	5,443,890	46,646	1.74	4,194,210	32,548	1.57
Federal funds purchased and securities sold under agreement to repurchase	911,894	3,028	0.67	908,703	937	0.21
Other short-term borrowings	3,772,277	25,539	1.37	14,931	122	1.65
Total interest bearing liabilities	54,037,421	210,067	0.79	45,504,520	147,724	0.66
Noninterest bearing deposits	18,463,787			15,999,415
Other noninterest bearing liabilities	1,807,922			1,465,001
Total liabilities	74,309,130			62,968,936
Shareholder's equity	12,175,099			11,720,415
Total liabilities and shareholder's equity	$86,484,229			$74,689,351

Net interest income/ net interest spread		1,038,214	2.57%		1,029,146	3.09%
Net yield on earning assets			2.80%			3.28%

Total taxable equivalent adjustment		37,203			35,073

Net interest income		$1,001,011			$994,073
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Six Months			Three Months Ended
	Ended June 30,		%	2015		2014
	2015	2014	Change	June 30	March 31	December 31	September 30	June 30
NONINTEREST INCOME
Service charges on deposit accounts	$106,974	$108,349	(1)	$53,690	$53,284	$56,799	$57,537	$54,958
Card and merchant processing fees	54,894	52,777	4	28,711	26,183	26,432	28,682	28,473
Retail investment sales	51,519	55,408	(7)	26,373	25,146	25,424	27,645	28,844
Investment banking and advisory fees	67,133	44,475	51	36,799	30,334	24,229	18,750	22,279
Asset management fees	16,531	21,293	(22)	8,435	8,096	10,813	10,666	10,535
Corporate and correspondent investment sales	14,243	16,628	(14)	7,984	6,259	7,619	5,388	7,972
Mortgage banking income	20,715	10,426	99	12,556	8,159	5,627	8,498	6,150
Bank owned life insurance	9,182	8,204	12	4,394	4,788	5,809	4,603	4,237
Other	112,535	99,773	13	55,797	56,738	68,032	54,809	50,533
	453,726	417,333	9	234,739	218,987	230,784	216,578	213,981
Investment securities gains, net	60,231	37,898	59	27,399	32,832	5,434	9,710	21,464
Gain (loss) on prepayment of FHLB and other borrowings	(6,118)	(458)	NM	(3,569)	(2,549)	—	143	—
Total noninterest income	$507,839	$454,773	12	$258,569	$249,270	$236,218	$226,431	$235,445

NONINTEREST EXPENSE
Salaries, benefits and commissions	$527,971	$525,870	—	$268,709	$259,262	$281,065	$265,334	$263,301
FDIC indemnification expense	41,208	61,988	(34)	12,419	28,789	34,313	18,748	30,370
Professional services	97,678	96,189	2	51,119	46,559	59,027	52,463	49,790
Equipment	115,316	109,207	6	57,175	58,141	58,401	56,355	55,469
Net occupancy	79,662	79,157	1	40,382	39,280	39,865	39,357	40,200
Marketing	21,706	18,510	17	11,618	10,088	5,894	11,587	9,986
Communications	11,012	12,641	(13)	5,245	5,767	6,003	5,964	6,294
Amortization of intangibles	20,576	26,165	(21)	9,889	10,687	24,556	12,635	13,631
Other	127,226	134,402	(5)	63,080	64,146	74,357	70,699	76,221
Total noninterest expense	$1,042,355	$1,064,129	(2)	$519,636	$522,719	$583,481	$533,142	$545,262
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
NON-GAAP RECONCILIATION

Computation of Average Tangible Equity:
Total stockholder's equity (average)	$12,233,122	$11,823,834	$12,175,099	11,720,415
Less: Goodwill and other intangibles (average)	5,150,763	5,209,795	5,149,182	5,165,917
Average tangible equity [B]	$7,082,359	$6,614,039	$7,025,917	6,554,498
Net income [A]	$136,650	$107,575	$278,417	222,502
Return on average tangible equity ([A]/[B], annualized)	7.74%	6.52%	7.99%	6.85%

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended June 30, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$18,524	$7,037	$3,149	$147,051	$9,693	$24,767,734	$24,953,188	$1,869
Real estate – construction	148	512	1,157	7,777	2,212	2,425,025	2,436,831	(2,106)
Commercial real estate – mortgage	7,916	1,348	2,853	78,569	34,389	10,200,605	10,325,680	671
Residential real estate – mortgage	45,487	14,926	1,703	106,179	71,357	13,963,891	14,203,543	1,487
Equity lines of credit	7,833	4,370	2,515	33,757	—	2,304,225	2,352,700	3,608
Equity loans	5,202	1,553	1,147	16,175	38,998	576,051	639,126	(585)
Credit card	4,840	3,361	7,672	—	—	576,496	592,369	7,542
Consumer – direct	7,247	2,190	2,176	853	167	767,735	780,368	6,311
Consumer – indirect	47,676	8,895	2,810	4,853	—	3,185,345	3,249,579	7,593
Covered loans	5,930	3,640	44,528	136	—	419,608	473,842	152
Total loans	$150,803	$47,832	$69,710	$395,350	$156,816	$59,186,715	$60,007,226	$26,542
Loans held for sale	$—	$—	$—	$—	$—	$195,616	$195,616	$—

	At or Quarter Ended March 31, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$7,940	$3,981	$2,901	$95,318	$9,632	$24,329,192	$24,448,964	$4,437
Real estate – construction	5,275	450	392	7,781	2,237	2,309,360	2,325,495	(1,426)
Commercial real estate – mortgage	6,346	3,629	2,542	87,931	35,292	9,784,843	9,920,583	203
Residential real estate – mortgage	45,893	17,007	3,195	107,051	70,299	13,757,423	14,000,868	927
Equity lines of credit	10,615	4,602	1,995	34,597	—	2,274,075	2,325,884	1,943
Equity loans	5,387	1,728	703	18,313	40,432	568,732	635,295	371
Credit card	5,004	3,441	8,618	—	—	582,967	600,030	7,834
Consumer – direct	7,545	2,406	2,426	2,010	180	692,684	707,251	3,478
Consumer – indirect	34,444	6,726	2,576	4,102	—	3,057,685	3,105,533	6,568
Covered loans	6,582	3,872	45,402	179	—	432,525	488,560	873
Total loans	$135,031	$47,842	$70,750	$357,282	$158,072	$57,789,486	$58,558,463	$25,208
Loans held for sale	$—	$—	$—	$257	$—	$198,231	$198,488	$—

	At or Quarter Ended December 31, 2014
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$10,829	$5,765	$1,610	$61,157	$10,127	$23,739,049	$23,828,537	$712
Real estate – construction	1,954	994	477	7,964	2,112	2,141,151	2,154,652	(1,539)
Commercial real estate – mortgage	9,813	4,808	628	89,736	39,841	9,732,380	9,877,206	3,180
Residential real estate – mortgage	45,279	16,510	2,598	108,357	69,408	13,680,504	13,922,656	3,848
Equity lines of credit	9,929	4,395	2,679	32,874	—	2,254,907	2,304,784	2,128
Equity loans	6,357	3,268	997	19,029	41,197	564,120	634,968	755
Credit card	5,692	3,921	9,441	—	—	611,402	630,456	8,209
Consumer – direct	9,542	1,826	2,296	799	298	638,166	652,927	4,756
Consumer – indirect	35,366	7,935	2,771	2,624	—	2,821,712	2,870,408	8,367
Covered loans	6,678	4,618	47,957	114	—	435,823	495,190	335
Total loans	$141,439	$54,040	$71,454	$322,654	$162,983	$56,619,214	$57,371,784	$30,751
Loans held for sale	$240	$—	$—	$—	$—	$154,576	$154,816	$—

	At or Quarter Ended September 30, 2014
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$12,846	$3,261	$838	$79,577	$10,444	$22,403,990	$22,510,956	$(414)
Real estate – construction	526	109	464	9,928	672	1,966,085	1,977,784	(977)
Commercial real estate – mortgage	7,716	3,129	3,448	92,718	43,023	9,348,527	9,498,561	247
Residential real estate – mortgage	37,711	20,447	2,474	104,192	72,590	13,369,402	13,606,816	3,223
Equity lines of credit	8,046	3,966	3,308	34,115	—	2,210,126	2,259,561	2,221
Equity loans	5,624	2,746	1,068	18,637	42,595	558,377	629,047	1,142
Credit card	5,566	3,718	8,774	—	—	612,942	631,000	7,570
Consumer – direct	7,751	1,678	1,984	402	57	598,108	609,980	4,482
Consumer – indirect	30,348	6,379	1,389	1,596	—	2,665,060	2,704,772	4,553
Covered loans	9,741	4,512	52,449	3,772	2,399	507,883	580,756	704
Total loans	$125,875	$49,945	$76,196	$344,937	$171,780	$54,240,500	$55,009,233	$22,751
Loans held for sale	$—	$—	$—	$—	$—	$190,882	$190,882	$—

	At or Quarter Ended June 30, 2014
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$8,399	$3,520	$2,311	$72,606	$10,491	$22,268,502	$22,365,829	$11,584
Real estate – construction	923	418	1,138	9,401	2,244	1,778,056	1,792,180	1,070
Commercial real estate – mortgage	5,675	3,358	221	88,554	45,836	9,317,448	9,461,092	4,062
Residential real estate – mortgage	43,219	15,305	2,332	110,077	73,329	13,111,778	13,356,040	2,030
Equity lines of credit	9,113	4,776	2,044	35,552	—	2,186,966	2,238,451	6,204
Equity loans	6,364	2,666	833	19,571	42,460	537,900	609,794	1,345
Credit card	5,186	3,766	8,737	—	—	619,215	636,904	8,857
Consumer – direct	8,859	1,441	2,194	282	67	551,106	563,949	4,071
Consumer – indirect	24,633	4,585	1,231	1,611	—	2,416,342	2,448,402	2,614
Covered loans	7,184	4,182	55,178	4,153	3,832	538,623	613,152	(3,680)
Total loans	$119,555	$44,017	$76,219	$341,807	$178,259	$53,325,936	$54,085,793	$38,157
Loans held for sale	$70	$—	$—	$—	$—	$211,809	$211,879	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2015		2014
	June 30	March 31	December 31	September 30	June 30
Assets:
Cash and due from banks	$3,353,177	$3,664,182	$2,764,345	$4,643,636	$3,232,911
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	512,244	300,175	624,060	271,898	31,291
Cash and cash equivalents	3,865,421	3,964,357	3,388,405	4,915,534	3,264,202
Trading account assets	4,879,125	3,680,427	2,834,397	515,136	356,889
Investment securities available for sale	10,392,484	10,101,828	10,237,275	9,326,413	8,972,237
Investment securities held to maturity	1,375,075	1,373,542	1,348,354	1,417,985	1,448,192
Loans held for sale	195,616	198,488	154,816	190,882	211,879
Loans	60,007,226	58,558,463	57,371,784	55,009,233	54,085,793
Allowance for loan losses	(721,471)	(701,864)	(685,041)	(695,878)	(714,760)
Net loans	59,285,755	57,856,599	56,686,743	54,313,355	53,371,033
Premises and equipment, net	1,315,020	1,332,539	1,351,479	1,333,008	1,359,750
Bank owned life insurance	698,773	694,370	694,335	695,842	691,445
Goodwill	5,060,161	5,046,847	5,046,847	5,060,924	5,076,142
Other intangible assets	50,208	60,097	70,784	82,840	95,475
Other real estate owned	20,188	17,764	20,600	17,058	21,113
Other assets	1,332,923	1,148,883	1,318,392	1,323,212	878,743
Total assets	$88,470,749	$85,475,741	$83,152,427	$79,192,189	$75,747,100
Liabilities:
Deposits:
Noninterest bearing	$19,048,273	$18,599,702	$17,169,412	$16,979,235	$16,321,003
Interest bearing	43,451,096	44,300,979	44,020,304	43,291,723	41,797,403
Total deposits	62,499,369	62,900,681	61,189,716	60,270,958	58,118,406
FHLB and other borrowings	6,778,066	4,919,141	4,809,843	4,551,050	3,958,497
Federal funds purchased and securities sold under agreements to repurchase	623,400	909,683	1,129,503	809,053	864,263
Other short-term borrowings	4,982,154	3,377,694	2,545,724	246,835	15,705
Accrued expenses and other liabilities	1,360,698	1,206,612	1,474,067	1,387,240	940,691
Total liabilities	76,243,687	73,313,811	71,148,853	67,265,136	63,897,562
Shareholder’s Equity:
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	15,245,414	15,278,877	15,285,991	15,333,316	15,383,867
Retained deficit	(2,985,011)	(3,121,071)	(3,262,181)	(3,364,389)	(3,507,192)
Accumulated other comprehensive loss	(64,672)	(27,654)	(51,357)	(73,846)	(58,295)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	12,197,961	12,132,382	11,974,683	11,897,311	11,820,610
Noncontrolling interests	29,101	29,548	28,891	29,742	28,928
Total shareholder’s equity	12,227,062	12,161,930	12,003,574	11,927,053	11,849,538
Total liabilities and shareholder’s equity	$88,470,749	$85,475,741	$83,152,427	$79,192,189	$75,747,100

BBVA COMPASS BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2015		2014
	June 30	March 31	December 31	September 30	June 30
Interest income:
Interest and fees on loans	$531,394	$543,842	$547,309	$509,766	$520,516
Interest on investment securities available for sale	48,204	48,208	45,786	48,363	48,253
Interest on investment securities held to maturity	6,924	6,702	6,860	6,862	7,003
Interest on federal funds sold, securities purchased under agreements to resell and interest bearing deposits	1,362	996	566	47	42
Interest on trading account assets	13,832	9,614	5,696	933	578
Total interest income	601,716	609,362	606,217	565,971	576,392
Interest expense:
Interest on deposits	65,201	69,653	71,034	66,763	60,901
Interest on FHLB and other borrowings	27,540	19,106	20,010	16,399	16,184
Interest on federal funds purchased and securities sold under agreements to repurchase	1,702	1,326	918	447	437
Interest on other short-term borrowings	15,291	10,248	4,802	394	96
Total interest expense	109,734	100,333	96,764	84,003	77,618
Net interest income	491,982	509,029	509,453	481,968	498,774
Provision for loan losses	46,149	42,031	19,914	3,869	45,252
Net interest income after provision for loan losses	445,833	466,998	489,539	478,099	453,522
Noninterest income:
Service charges on deposit accounts	53,690	53,284	56,799	57,537	54,958
Card and merchant processing fees	28,711	26,183	26,432	28,682	28,473
Retail investment sales	26,373	25,146	25,424	27,645	28,844
Investment banking and advisory fees	36,799	30,334	24,228	18,750	22,280
Asset management fees	8,435	8,096	10,813	10,666	10,535
Corporate and correspondent investment sales	7,984	6,259	7,619	5,388	7,972
Mortgage banking income	12,556	8,159	5,627	8,498	6,150
Bank owned life insurance	4,394	4,788	5,809	4,603	4,237
Investment securities gains, net	27,399	32,832	5,434	9,710	21,464
Gain (loss) on prepayment of FHLB and other borrowings	(3,569)	(2,549)	—	143	—
Other	55,797	56,738	68,033	54,809	50,532
Total noninterest income	258,569	249,270	236,218	226,431	235,445
Noninterest expense:
Salaries, benefits and commissions	268,709	259,262	281,065	265,334	263,301
FDIC indemnification expense	12,419	28,789	34,313	18,748	30,370
Professional services	51,119	46,559	59,027	52,463	49,790
Equipment	57,175	58,141	58,401	56,355	55,469
Net occupancy	40,382	39,280	39,865	39,357	40,200
Marketing	11,618	10,088	5,894	11,587	9,986
Communications	5,245	5,767	6,003	5,964	6,294
Amortization of intangibles	9,889	10,687	24,556	12,635	13,631
Other	63,080	64,146	74,357	70,699	76,221
Total noninterest expense	519,636	522,719	583,481	533,142	545,262
Net income before income tax expense	184,766	193,549	142,276	171,388	143,705
Income tax expense	48,116	51,782	39,864	27,770	36,130
Net income	136,650	141,767	102,412	143,618	107,575
Less: net income attributable to noncontrolling interests	590	657	204	815	504
Net income attributable to shareholder	$136,060	$141,110	$102,208	$142,803	$107,071